                                                                    Exhibit 31.1

I, Jeffrey M. Soinski, as Chief Executive Officer of the Company, certify that:

         1. I have reviewed this report on Form 10-QSB of Specialized Health
Products International, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

         4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
15d-15(f) for the small business issuer and have:

         a.       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated
                  subsidiaries, is made known to us by others within those
                  entities, particularly during the period in which this report is being prepared;

         b.       Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                  assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c.       Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this
                  report our conclusions about the effectiveness of the
                  disclosure controls and procedures, as of the end of the
                  period covered by this report based on such evaluation; and

         d.       Disclosed in this report any change in the small business
                  issuer's internal control over financial reporting that
                  occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

         5. The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

         a.       All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                  reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

         b.       Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August 9, 2006                                     /s/ Jeffrey M. Soinski
                                                     Jeffrey M. Soinski
                                                     President, Chief Executive Officer, Director